UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2020

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09 Singapore	318996
(Address of Principal Executive Offices)	(Zip Code)

(65)6265 3300
(Registrant’s Telephone Number, Including Area Code)

______________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR 240.12b2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events

Extension for Filing of Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2020

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Trio-Tech International (the “Company”) has experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the timing of the COVID-19 pandemic restrictions in relation to the filing cycle for the Company’s third quarter Form 10-Q, the requirements that the Company’s corporate support staff work remotely, along with reduced staffing at our business locations and the differing governmental restrictions in the various jurisdictions in which the Company operates. While the design of our processes and controls allow for remote execution with accessibility to secure data, the Company has still inevitably been impacted in the interactions with its corporate support staff and other internal personnel responsible for the preparation and timely filing of its Quarterly Report.

The Company is relying on the SEC Order to extend the due date for the filing of its Form 10-Q for the third quarter ended March 31, 2020 due to circumstances related to the COVID-19 pandemic for a period of up to 45 days after the original due date therefor. We intend to file the Form 10-Q as soon as practicable, and in no event later than June 29, 2020, the end of the 45-day extension period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	TRIO-TECH INTERNATIONAL By: /s/ VICTOR H.M. TING Name: Victor H.M. Ting Title: Vice President and Chief Financial Officer